FOUNDERS FUNDS, INC.
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1998

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 40 to add the following information concerning two new directors of Founders Funds, Inc. elected in May 1998:

   ROBERT P. MASTROVITA**
   88 Upland Road
   Duxbury, Massachusetts
      Director
         Private investor; Chairman of private foundation. Formerly (1982 to 1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts. Overseer and Investment Committee Member, Boston Children's Hospital. Born: November 6, 1944.

   GEORGE W. PHILLIPS
   101 Chestnut Street
   Boston, Massachusetts
      Director
         Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly (1991 to
         1997), Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. Trustee and Chairman of the Finance and Investment Committees, Children's Medical Center of Boston, Boston, Massachusetts.
         Born:  April 5, 1938.

   ** Mr. Mastrovita served as a non-employee director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. During 1998, Mr. Mastrovita received $10,250 for his service in these capacities. In addition, since July 1998, he has received directors' retirement benefits from these companies at a rate of $15,000 per year. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, Founders' ultimate parent company, it is possible that Mr. Mastrovita might be determined to be an interested director as defined in the Investment Company Act of 1940. However, the Company does not concede that these prior directorships or Mr. Mastrovita's receipt of directors' retirement benefits would make him an interested director of the Funds.

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 40 to add the following information concerning a new director of Founders Funds, Inc. elected in December 1998:

   JOAN D. MANLEY
   0031 Wild Irishman Lane
   Keystone, Colorado
      Director
         Retired. Formerly (1960 to 1984), Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. Director, Sara Lee Corporation, Chicago, Illinois. Director, Big Flower Holdings, Inc., New York, New York. Born: September 23, 1932.

The  section  of  the  Funds'  Statement  of  Additional   Information  entitled
"Directors and Officers" is hereby amended on page 39 to delete the reference to William H. Baughn, who retired as a director effective December 31, 1998.

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 42 to add the following information concerning two new officers of Founders Funds, Inc. elected in August 1998:

    STEPHANIE D. PIERCE
    200 Park Avenue
    New York, NY  10166
      Vice President, Assistant Treasurer and Assistant Secretary
         Ms. Pierce has been an employee of Funds Distributor, Inc., since April 1998, as Vice President, Client Development Manager in the New York office. From April 1997 to March 1998, she was employed by Citibank, NA. As an officer of Citibank, she was the Relationship Manager on the Business and Professional Banking team. Born: August 18, 1968.

    GEORGE A. RIO
    60 State Street
    Boston, MA  02109
      Vice President and Assistant Treasurer
         Executive Vice President and Client Service Director of Funds Distributor, Inc. and Premier Mutual Fund Services, Inc. (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company.
         Born:  January 2, 1955.

The section of the Funds' Statement of Additional Information entitled "Investment Adviser and Distributor -- Investment Adviser" is hereby amended on pages 48-49 to replace the last paragraph on page 48, which carries over to the top of page 49, with the following:

         Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Thomas M. Arrington, Vice President; Angelo Barr, Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Vice President, General Counsel and Secretary; Gregory
   P. Contillo, Senior Vice President and Chief Marketing Officer; Frank Gaffney, Vice President; Roberto Galindo, Jr., Vice President; Laurine Garrity, Vice President; Michael W. Gerding, Senior Vice President; Michael K. Haines, Senior Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; John B. Mezger, Vice President and Director of Private
   Advisory Services; David L. Ray, Senior Vice President and Treasurer; and Linda M. Ripley, Vice President.

The date of this Supplement is December 31, 1998.

This Supplement supersedes the Supplement dated August 24, 1998.